UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): June 13, 2008

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CORRIDOR COMMUNICATIONS CORP.

(Exact name of registrant as specified in charter)

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Delaware	000-29645	94-3402831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

407 LINCOLN RD STE 304, MIAMI BEACH, FL 33139

(Address of Principal Executive Offices) (Zip Code)

407 LINCOLN RD, STE 12F, MIAMI BEACH, FL 33139

(Former Address of principal executive offices) (Zip Code)

(305) 672-6344

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)

Effective June 13, 2008, the Board of Directors of Corridor Communications Corp (the “Company”) received the resignation of Michael J. Zwebner as Chief Executive Officer of the Company.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits.

Exhibit No.	Description
99.1	Press Release June 13, 2008 announcing the resignation of Michael J. Zwebner from the Board of Directors
99.2	Letter of resignation of Michael J. Zwebner from the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2008

CORRIDOR COMMUNICATIONS CORP.

By:	/s/ MICHAEL ZWEBNER
Michael Zwebner,
Chairman